Oil and Gas Producing Activities	12 Months Ended
Dec. 31, 2010
Oil and Gas Producing Activities
Oil and Gas Producing Activities

NOTE 15—Oil and Gas Producing Activities (Unaudited)

Overview

All of our reserve information related to crude oil, condensate, and natural gas liquids and natural gas was compiled based on estimates prepared and reviewed by our engineers. The technical persons primarily responsible for overseeing the preparation of the reserves estimates meet the requirements regarding qualifications. The reserves estimation is part of our internal controls process subject to management's annual review and approval. These reserves estimates are evaluated and audited by Netherland, Sewell & Associates, Inc. ("NSAI"), our independent reserve engineers consulting firm, as of December 31, 2010, 2009 and 2008. A report of NSAI is filed in Exhibit 99.1. All of the subject reserves are located in the continental United States, primarily in Texas and Louisiana.

Many assumptions and judgmental decisions are required to estimate reserves. Quantities reported are considered reasonable but are subject to future revisions, some of which may be substantial, as additional information becomes available. Such additional knowledge may be gained as the result of reservoir performance, new geological and geophysical data, additional drilling, technological advancements, price changes, and other factors.

Regulations published by the SEC define proved oil and gas reserves as those quantities of oil and gas which, by analysis of geoscience and engineering data can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether the estimate is a deterministic estimate or probabilistic estimate. Proved developed oil and gas reserves are proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared with the cost of a new well or through installed extraction equipment and infrastructure operational at the time of the reserves estimates if the extraction is by means not involving a well.

In December 2008, the SEC issued a final rule adopting revisions to its oil and gas reporting disclosures. The revisions are intended to provide investors with more meaningful and comprehensive information related to the determination and disclosure of oil and gas reserves information. In January 2010, the FASB issued an update to accounting standards for oil and gas reserve estimations and disclosures. The provisions of both SEC final rule and FASB accounting update are effective for fiscal years ending on or after December 31, 2009. We adopted both SEC final rule and FASB accounting update on their effective date of December 31, 2009. The rule changes, including those related to pricing and technology, are included in our reserves estimates as of December 31, 2010 and 2009. Our reserves estimates as of December 31, 2008 were prepared under the previous rules.

Prices we used to value our reserves are based on the twelve-month un-weighted arithmetic average of the first-day-of-the-month price for the period January through December 2010. For oil volumes, the average WTI spot price of $75.96 per barrel is adjusted by lease for quality, transportation fees, and regional price differentials. For gas volumes, the average Henry Hub spot price of $4.38 per MMBtu is adjusted by lease for energy content, transportation fees, and regional price differentials.

Capitalized Costs

The table below reflects our capitalized costs related to our oil and gas producing activities at December 31, 2010, and 2009 (in thousands):

	2010	2009
Proved properties	$1,162,017	$1,305,694
Unproved properties	55,874	37,931

	1,217,891	1,343,625
Less accumulated depreciation, depletion and amortization	(682,056)	(671,352)

Net oil and gas properties	$535,835	$672,273

Costs Incurred

Costs incurred in oil and gas property acquisition, exploration and development activities, whether capitalized or expensed, are summarized as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Property Acquisition
Unproved	$33,456	$15,264	$54,657
Proved	—	579	7,751
Exploration	33,580	35,378	44,765
Development (1)	218,342	193,130	315,030

	$285,378	$244,351	$422,203

(1)	Includes asset retirement costs of $1.3 million in 2010, $3.7 million in 2009 and $7.4 million in 2008.

The following table sets forth our net proved oil and gas reserves at December 31, 2010, 2009 and 2008 and the changes in net proved oil and gas reserves during such years:

	Natural Gas (MMcf)			Oil (MBbls)
	2010	2009	2008	2010	2009	2008
Proved reserves at beginning of period	415,301	390,449	346,930	877	1,983	1,810
Revisions of previous estimates (1)	1,383	(264,928)	(62,616)	88	(1,441)	(137)
Extensions, discoveries and improved recovery (2)	102,751	318,699	126,350	820	487	470
Purchases of minerals in place	—	—	2,988	—	—	15
Sales of minerals in place	(32,431)	(28)	(14)	(17)	—	(1)
Production	(32,815)	(28,891)	(23,189)	(150)	(152)	(174)

Proved reserves at end of period	454,189	415,301	390,449	1,618	877	1,983

Proved developed reserves:
Beginning of period	162,935	150,174	108,077	431	387	282
End of period	187,417	162,935	150,174	746	431	387

	Natural Gas Equivalents (MMcfe)
	2010	2009	2008
Proved reserves at beginning of period	420,561	402,349	357,792
Revisions of previous estimates (1)	1,916	(273,577)	(63,438)
Extensions, discoveries and improved recovery (2)	107,670	321,622	129,170
Purchases of minerals in place	—	—	3,078
Sales of minerals in place (3)	(32,532)	(28)	(20)
Production	(33,716)	(29,805)	(24,233)

Proved reserves at end of period	463,899	420,561	402,349

Proved developed reserves:
Beginning of period	165,519	152,496	109,769
End of period	191,893	165,519	152,496

(1)	Revisions of previous estimates in 2008 and 2009 were negative due primarily to significant pricing decreases in 2008 and 2009 which caused a number of our vertical proved undeveloped locations in Northwest Louisiana and East Texas areas to become uneconomic at those lower price levels.
(2)	Extensions and discoveries were positive on an overall basis in all three periods presented, primarily related to our continued drilling activity on existing and newly acquired properties in the Northwest Louisiana, East Texas and South Texas areas. We recognized reserve adds of 108 Bcfe in 2010 related to extensions and discoveries, of which approximately 80 Bcfe is attributed to the Haynesville Shale Trend, approximately 25 Bcfe is attributed to the Cotton Valley Taylor Sand and approximately 3 Bcfe is attributed to the Eagle Ford Shale Trend.
(3)	In December 2010, we sold approximately 33 Bcfe attributed to our shallow rights in several fields in East Texas and Northwest Louisiana retaining ownership of all the deep rights including the Haynesville Shale Trend formations.

Standardized Measure

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of year-end is shown below (in thousands):

	2010	2009	2008
Future revenues	$1,835,800	$1,267,712	$2,052,735
Future lease operating expenses and production taxes	(424,560)	(420,687)	(816,941)
Future development costs (1)	(513,252)	(422,042)	(675,787)
Future income tax expense	(10,172)	(3,384)	(6,907)

Future net cash flows	887,816	421,599	553,100
10% annual discount for estimated timing of cash flows	(529,138)	(274,375)	(385,657)

Standardized measure of discounted future net cash flows	$358,678	$147,224	$167,443

Index price used to calculate reserves (2)
Natural gas (per Mcf)	$4.38	$3.87	$5.71
Oil (per Bbl)	$75.96	$57.65	$41.00

(1)	Includes cumulative asset retirement obligations of $16.1 million, $18.3 million and $13.8 million in 2010, 2009 and 2008, respectively.
(2)	These index prices, used to estimate our reserves at these dates, are before deducting or adding applicable transportation and quality differentials on a well-by-well basis.

We believe with reasonable certainty that we will be able to obtain such capital in the normal course of business. The estimated future net cash flows are then discounted using a rate of 10 percent per year to reflect the estimated timing of the future cash flows. The standardized measure of discounted cash flows is the future net cash flows less the computed discount.

Changes in the Standardized Measure

The following are the principal sources of change in the standardized measure of discounted net cash flows for the years shown (in thousands):

	Year Ended December 31,
	2010	2009	2008
Balance, beginning of year	$147,224	$167,443	$284,117
Net changes in prices and production costs related to future production	113,068	(309,832)	(68,643)
Sales and transfers of oil and gas produced, net of production costs	(108,242)	(66,438)	(167,516)
Net change due to revisions in quantity estimates	1,962	(181,646)	(81,292)
Net change due to extensions, discoveries and improved recovery	153,509	89,811	105,257
Net change due to purchases and sales of minerals in place	(12,979)	3	5,219
Changes in future development costs	35,173	473,897	3,426
Previously estimated development cost incurred in period	21,231	6,160	35,926
Net change in income taxes	(2,507)	1,461	26,165
Accretion of discount	14,816	16,987	31,269
Change in production rates (timing) and other	(4,577)	(50,622)	(6,485)

Net increase (decrease) in standardized measures	211,454	(20,219)	(116,674)

Balance, end of year	$358,678	$147,224	$167,443